UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 26, 2018

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐    Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws.

On March 26, 2018, Expedia, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of its Restated Certificate of Incorporation (the “Certificate of Amendment”) to change its legal name from Expedia, Inc. to Expedia Group, Inc. (the “Name Change”), and thereafter filed a Restated Certificate of Incorporation, as amended (the “Restated Certificate”), each effective as of March 26, 2018. The Company’s Board of Directors also adopted amended and restated By-Laws of the Company (“Amended By-Laws”) reflecting the name change, effective on March 26, 2018. Other than the Name Change, there were no changes to the Company’s certificate of incorporation or by-laws. Copies of the Certificate of Amendment and the Restated Certificate, as filed with the Secretary of State of the State of Delaware, and the Amended By-Laws, are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

The Name Change will not result in changes to the Company’s ticker symbol, or the CUSIP number for the Company’s outstanding shares of common stock offered on the Nasdaq Stock Market. Accordingly, the Company’s common stock will continue to trade under the ticker symbol EXPE and the Company’s debt listed on the New York Stock Exchange will continue to trade under the ticker symbol EXPE22. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

In addition, the Company launched a new corporate website: www.expediagroup.com. The Company’s investor relations information, including press releases and links to the Company’s filings with the U.S. Securities and Exchange Commission, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, the charters of the committees of the Company’s Board of Directors, and the Company’s codes of conduct, are available on this website. Any amendment to or waivers of the Code of Business Conduct and Ethics for Directors and Senior Financial Officers will also be disclosed on this website.

Item 7.01.    Regulation FD Disclosure.

On March 26, 2018, the Company issued a press release announcing the name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on March 26, 2018.
3.2	Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware, effective on March 26, 2018.
3.3	Amended and Restated By-Laws of Expedia Group, Inc. dated as of March 26, 2018.
99.1	Press release, dated March 26, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ ROBERT J. DZIELAK
Robert J. Dzielak
Chief Legal Officer and Secretary
Dated: March 27, 2018

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, effective on March 26, 2018.
3.2	Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware, effective on March 26, 2018.
3.3	Amended and Restated By-Laws of Expedia Group, Inc. dated as of March 26, 2018.
99.1	Press release, dated March 26, 2018.